DIREXION SHARES ETF TRUST

Direxion Daily Emerging Markets Bear 3X Shares

Supplement dated January 26, 2010 to
Prospectus dated
October 1, 2008 (as last Supplemented on December 1, 2009) and
April 1, 2009 (as last Supplemented on December 1, 2009)

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a reverse split of the issued and outstanding shares of the Direxion Daily Emerging Markets Bear 3X Shares (“Fund”).

After the close of the markets on March 3, 2010 (the “Record Date”), the Fund will effect a one for ten reverse split of its issued and outstanding shares.  As a result of this reverse split, every ten shares of the Fund will be exchanged for one share.  Accordingly, the number of the Fund’s issued and outstanding shares will decrease by approximately 90%.  In addition, the per share net asset value (“NAV”) and next day’s opening market price of the Fund will be approximately ten-times higher.  Shareholders of record on the Record Date will participate in the reverse split.  Shares of the Fund will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on Thursday, March 4, 2010 (the “Effective Date”).

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split.  The table below illustrates the effect of a hypothetical one for ten reverse split anticipated for the Fund:

1 for 10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$5	$500
Post-Split	10	$50	$500

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly.  DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share.  However, fractional shares cannot trade on the NYSE Arca.  Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date.  Such redemption may have tax implications for those shareholders and a shareholder could recognize gain or loss in connection with the redemption of the shareholder’s fractional shares.  Otherwise, the reverse split will not result in a taxable transaction for holders of the Fund’s shares.  No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse split, the Fund will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.”  Thus, the Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

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Please retain a copy of this Supplement with your Prospectus